AMERICAN SAFETY INSURANCE GROUP, LTD.

NON-INCENTIVE STOCK OPTION AGREEMENT

To:

The Board of Directors of American Safety Insurance Group, Ltd. (the “Company”) hereby notifies you (the “Employee”) of the Company’s grant to you of an non-incentive stock option (the “Option”) to purchase shares of the Company’s common stock (the “Shares”) as an employment incentive and to encourage stock ownership in the Company, on the terms and conditions set forth herein. Unless otherwise indicated by the context herein, references to the “Company” includes the Company and its subsidiaries.

  This Option is granted pursuant to that certain Employment Letter Agreement dated September 30, 1997 and the term of this Option has been extended from five years to ten years from the date of grant pursuant to the Minutes of Action of Executive Committee of the Board of Directors of the Company effective October 23, 2000, a copy of which is set forth on Exhibit C attached hereto and incorporated herein by reference. Furthermore, this Option having been initially granted prior to the implementation of the Company's 1998 Incentive Stock Option Plan, as amended (the "Plan") is not within the numerical authorization set forth in the Plan nor are any other provisions of the Plan applicable to this Option.

  Option. The Company hereby grants to the Employee the Option to purchase all or any part of the aggregate of such number of Shares as set forth on Exhibit A attached hereto and incorporated herein by reference.

  Non-transferable Option. This Option and all rights hereunder are neither assignable nor transferable by the Employee otherwise than by will or under the laws of descent and distribution and during the Employee's lifetime or term of this Option, the Option is exercisable only by the Employee. Furthermore, this Option shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. This Option shall be null and void and of no further effect in the event an assignment or transfer occurs contrary to the foregoing provisions hereof.

  Notice of Exercise of Option. This Option may be exercised by the Employee by written notice in substantially the form of "Notice of Exercise" attached hereto as Exhibit B, and accompanied by a check or money order payable to the Company in payment of the Option exercise price applicable to such Shares as provided herein. Upon receipt of such notice and accompanying payment, subject to the terms hereof, the Company shall cause to be issued to the Employee a certificate for the number of Shares purchased hereunder which will be registered in the name of the person or entity exercising this Option.

Acceptance by the Employee of the certificate representing the Shares purchased hereunder shall constitute a confirmation by the Employee that the representations, warranties, acknowledgments and agreements made herein shall be true and correct at that time.

  Restrictions on Shares Transfer. The Employee represents and warrants to the Company that he will acquire the Shares for his own account, for investment purposes only and not with a view to sale or distribution thereof, in whole or in part, and that he has such knowledge and experience in the business and financial matters of the Company that he is capable of evaluating the merits and risks of an investment in the Shares. The Employee acknowledges and agrees that the Shares have not been registered under the Securities Act of 1933 in reliance on an exemption thereunder for transactions not involving a public offering; that the undersigned shall have no right to require that the Company register the Shares under the Securities Act of 1933; and that the Employee can bear the economic risks of the investment for an indefinite period of time as there may not be an active public market for the Shares.

A legend, in substantially the following form, shall be placed on the certificate representing the Shares purchased by the Employee hereunder:

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER FEDERAL AND STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS (1) EXEMPT UNDER FEDERAL OR STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER FEDERAL OR STATE SECURITIES LAWS OR THAT IS OTHERWISE IN COMPLIANCE WITH FEDERAL OR STATE SECURITIES LAWS AND (2) UPON RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY WITH RESPECT TO COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS.

  Not an Employment Agreement. Nothing contained herein shall be construed to constitute or be evidence of an agreement or understanding, directly or indirectly, on the part of the Company to employ or retain the Employee for any specific period of time. Furthermore, nothing contained herein shall (i) confer upon the Employee the right to continue in the employ of the Company or (ii) interfere in any way with the right of the Company to terminate the employment of the Employee. However, nothing contained herein shall affect the right of any party under any existing employment agreement.

  Other Matters: This Option is subject to, and the Employee agrees to be bound by, all of the terms and conditions of the Company's Policy Prohibiting Insider Trading and Use of Confidential Information, as the same shall have been amended from time to time.

        Please execute this Non-Incentive Stock Option Agreement in the space provided below to evidence your acceptance hereof.

                                          AMERICAN SAFETY INSURANCE GROUP, LTD.

                                          By:___________________________________

                                          Title:  President

READ AND AGREED TO:

Employee

Exhibit A

TO NON-INCENTIVE STOCK OPTION AGREEMENT

BETWEEN AMERICAN SAFETY INSURANCE GROUP, LTD.

AND

  Number of Shares Subject to Option: 65,500 Shares.

  Option Exercise Price: $7.08 price per Share.

  Date of Grant: October 15, 1997.

  Option Vesting Schedule: Options are exercisable immediately.

  Option Exercise Period: All Options expire and are void unless exercised on or before October 15, 2007.